EXHIBIT 10.2
CLASS A CONFIRMATION

                               Confirmation to the
                          1992 ISDA Master(R) Agreement
                     relating to the Class A Swap Agreement
                                 Dated [.] 2004

GRACECHURCH CARD FUNDING (NO. 6) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 6) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of [.] 2004, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Party A:                           Barclays Bank PLC

     Party B:                           Gracechurch Card Funding (No.6) PLC

     Trade Date:                        [.] 2004

     Effective Date:                    [.] 2004; provided, however, that
                                        effectiveness is subject to the issuance of the Notes and the receipt by the Series 04-1 Issuer on or prior to [.]
                                        2004 of unconditional confirmation that
                                        upon issue the Class A Notes will be
                                        rated Aaa by Moody's and AAA by Standard
                                        & Poor's.

     Termination Date:                  [.], subject to adjustment in accordance
                                        with the Following Business Day
                                        Convention, and subject to adjustment in accordance with Section 3.3 below

     Business Days:                     Any day other than a Saturday, a Sunday
                                        or a day on which banking institutions
                                        in London, England or New York, New York are authorised or obliged by law to be closed

     Calculation Agent                  Party A

     INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

     Party A Initial Exchange Amount:   GBP [.]

     Party A Initial Exchange Date:     Effective Date

     Party A Final Exchange Amount:     Party A Currency Amount on the
                                        Termination Date

     Party A Final Exchange Date:       Termination Date

     Party B Initial Exchange Amount:   USD [.]

     Party B Initial Exchange Date:     Effective Date

     Party B Final Exchange Amount:     Party B Currency Amount on the
                                        Termination Date

     Party B Final Exchange Date:       Termination Date

     PARTY A FLOATING RATE AMOUNTS

     Party A Floating Rate Payer:       Party A

     Party A Currency Amount:           USD [.] (subject to adjustment during
                                        the Redemption Period as set out herein)

     Party A Floating Rate Payer
     Period End Dates:                  The 15th day of each calendar month
                                        from and including [.] to and including
                                        the Termination Date, in each case
                                        subject to adjustment in accordance with the Following Business Day Convention

     Party A Floating Rate Payer
     Payment Dates:                     Each Party A Floating Rate Payer Period
                                        End Date. Party A will provide a
                                        clearing system notice as to the amount
                                        to be paid on each Party A Floating Rate
                                        Payer Payment Date 2 Business Days prior to each such Party A Floating Rate Payer
                                        Payment Date

     Party A Floating Rate Option:      USD-LIBOR-BBA

     Designated Maturity:               1 month, except for the initial
                                        calculation period which shall be the
                                        linear interpolation of [.] and [.]

     Spread:                            [.]%

     Party A Floating Rate Day Count
     Fraction:                          Actual/360

     Reset Dates:                       First day of each Calculation Period

     Compounding:                       Inapplicable

     PARTY B FLOATING RATE AMOUNTS

     Party B Floating Rate Payer:       Party B

     Party B Currency Amount:           GBP [.] (subject to adjustment during
                                        the Redemption Period as set out below)

     Party B Floating Rate Payer
     Period End Dates:                  The 15th day of each [.],[.],[.] and
                                        [.] to and including the Termination
                                        Date, in each case subject to adjustment in accordance with: (a) the Following
                                        Business Day Convention, and (b) the
                                        Redemption Period as set out below
                                        (following which the Party B Floating
                                        Rate Payer Period End Date shall be the
                                        Amended Party B Floating Rate Payer
                                        Period End Date)

     Party B Floating Rate Payer
     Payment Dates:                     15/th/ [.] and thereafter the 15/th/ day
                                        of each calendar month to and including
                                        the Termination Date, in each case
                                        subject to adjustment in accordance with the Following Business Day Convention

     Party B Floating Rate Option:      GBP-LIBOR-BBA

     Designated Maturity:               3 months (subject to adjustment during
                                        the Redemption Period as set out below), except for the initial calculation period which shall be the linear interpolation of [.] and [.]

     Spread:                            [.]%

     Party B Floating Rate Day Count
     Fraction:                          A fraction, the numerator of which is
                                        the actual number of days in such
                                        Calculation Period and
                                        the denominator of which is 365 (or 366
                                        in the case of any Calculation Period
                                        ending in a leap year) as calculated in
                                        accordance with the interest rate
                                        applicable to the Series 04-1 Class A
                                        Debt Amount

     Reset Dates:                       First day of each Calculation Period

     Compounding:                       Inapplicable

3.   DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2  INTEREST DEFERRAL:

(A1) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 04-1 Class A), and hence the amount of Party B Available Funds (Series 04-1 Class A), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 04-1 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee (and deposited in the Series 04-1 Distribution Account) on the related Distribution Date in respect of the Class A Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available Funds (Series 04-1 Class A) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 04-1 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 04-1 Class A) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-1 MTN Certificate).

     The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

              Deferred Interest Amount
          --------------------------------
          Aggregate Party B Payment Amount

     The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 04-1 Class A) and hence any Party B Make-up Funds (Series 04-1 Class A) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

     Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party

     B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 04-1 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 04-1 Distribution Account in respect of either of the following: (a) the Class A Deficiency Amount (if and to the extent that the same is attributable to the Class A Monthly Finance Amount for any earlier Distribution Date); and (b) the Class A Additional Finance Amount (if and to the extent that the same is attributable to the Class A Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 04-1 Class A) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 04-1 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 04-1 Class A) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-1 MTN Certificate.

     The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

              Additional Party B Amount
          --------------------------------
          Aggregate Party B Payment Amount

3.3  REDEMPTION PERIOD.

     On the earliest to occur of (a) the Series 04-1 Scheduled Redemption Date in the event that the Series 04-1 Class A Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

     The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in [.], and (b) the date upon which the Series 04-1 Class A Debt Amount is redeemed in full.

     From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

     During the Redemption Period:

     (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this
             Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and

     (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

     During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 04-1 Scheduled Redemption Date if the Redemption Trigger falls on the Series 04-1 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 04-1 Issuer Account and referable to the Series 04-1 Class A Debt Amount and credited to the Class A Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

     During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 04-1 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 04-1 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

     A = the Party A Currency Amount calculated on the Effective Date

     B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

     C = the Party B Currency Amount calculated on the Effective Date.

     On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

     If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 04-1 Distribution Account for Class A, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 04-1 Issuer Account and referable to the Series 04-1 Class A Debt Amount, on and with effect from on the Termination Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.   ACCOUNT DETAILS

          Account for      Barclays Bank PLC
          Payments to      SWIFT: BARCGB22
          Party A in GBP:  Sort code: 20-00-00
                           Beneficiary: Barclays Swaps
                           Beneficiary Account: [00152021]

          Account for      Barclays Bank PLC NY
          Payments to      SWIFT: BARCUS33
          Party A in USD   Beneficiary: Barclays Swaps and Options Group NY
                           Beneficiary Account: [050-01922-8]

          Account for      Barclays Bank PLC
          Payments to      Sort code: 20-19-90
          Party B in GBP:  Account number: [.]

          Account for      Barclays Bank PLC
          Payments to      Sort code: 20-19-90
          Party B in USD:  Account number: [.]

5.   CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

     Barclays Bank PLC
     Attention:            Derivatives Director, Legal Division (marked urgent)
     Telephone:            +44 20 7773 2224
     Fax No:               +44 20 7773 4932

6.   GOVERNING LAW: England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        BARCLAYS BANK PLC


                                        By:

                                        Title:

                                        Confirmed as of the date first written:

                                        GRACECHURCH CARD FUNDING (NO. 6) PLC


                                        By:

                                        Title: Authorised Signatory

                                                                    EXHIBIT 10.2

                                    SCHEDULE
                             TO THE MASTER AGREEMENT

                           DATED AS OF [.] MARCH 2004


                                     between

                                BARCLAYS BANK PLC
                                   ("PARTY A")
                                       and

                      GRACECHURCH CARD FUNDING (NO. 6) PLC
                                   ("PARTY B")

1     TERMINATION PROVISIONS

1.1 "SPECIFIED ENTITY" for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv) will not apply to Party A or Party B.

1.2 "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose and Section 5(a)(v) shall accordingly not apply.

1.3 The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

1.4 The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

1.5 The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

1.6   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement:

      (i)     Market Quotation will apply.

      (ii)    The Second Method will apply.

1.7 "TERMINATION CURRENCY" means (a) in the case of a payment due from Party A, the lawful currency for the time being of the United States of America , and (b) in the case of a payment due from Party B, the lawful currency for the time being of the United Kingdom.

1.8   "BANKRUPTCY" sub-clause (2) of Section 5 (a)(vii) shall not apply to Party
      B.

1.9   ADDITIONAL TERMINATION EVENTS

(a) ADDITIONAL TERMINATION EVENTS. The following shall constitute Additional Termination Events:


      (i) ENFORCEMENT NOTICE. An Enforcement Notice is served upon Party B by the Security Trustee and, with respect to such Additional Termination Event, Party B shall be the sole Affected Party.


      (ii) EARLY REDEMPTION EVENT. The Notes have been redeemed or repaid in accordance with the Conditions, and with respect to such Additional Termination Event, there shall be two Affected Parties.

      (iii) RATING EVENT. A Rating Event as defined in Part 5.2 shall have occurred. Party A shall be the sole Affected Party in respect thereof.

      (iv) WITHOLDING TAX EVENT. In the event that there is a withholding tax imposed (1) in relation to the Party B's payments under the Notes;
              (2) in relation to any payments to Party B under the Series 04-1 MTN; (3) in relation to Party B's payments under this Agreement,
              (4) in relation to Party A's payments under this Agreement (following the expiration of a period of 30 days from Party B or the Note Trustee becoming aware of the imposition of such withholding tax and notwithstanding Party A's obligations in relation to Section 6(b)(ii)(2) of this Agreement) and with respect to such Additional Termination Event, Party A shall be the Affected Party.

      (v) DECLARATION OF PURPOSE TRUST - CESSATION OF SERIES 04-1 INVESTOR BENEFICIARY INTEREST. The subject (being the Series 04-1 Investor Beneficiary Interest) of the Declaration of Purpose Trust has been reduced to zero and with respect to such Additional Termination Event, Party B shall be the sole Affected Party, provided always that: (1) the provisions of Section 6(e) of this Agreement will not apply to the Additional Termination Event contained in this sub-paragraph (v); and (2) in connection with any Additional Termination Event in this sub-paragraph (v) any Early Termination Amount shall be zero.

      (a) 1.10 The "TAX EVENT" provisions of Section 5(b)(ii) (and accordingly 5(b)(iii)) will not apply to Party A and Party B.

2     TAX REPRESENTATIONS

      (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B will not make any representation.

      (b) PAYEE TAX REPRESENTATIONS For the purposes of Section 3(f) of this Agreement, Party A will make the representation in (i) and Party B will make the representation in (ii):

      (i) Party A is incorporated and organised in the UK and is not operating out of a U.S. or any other branch for the purposes of this Agreement.

      (ii) Party B is incorporated and organised in the UK and is not operating out of a U.S. or any other branch for the purposes of this Agreement.

3     AGREEMENT TO DELIVER DOCUMENTS

(a)   Tax forms, documents or certificates to be delivered are:

--------------------------------------------------------------------------------
PARTY REQUIRED TO     FORM/DOCUMENT/CERTIFICATE        DATE BY WHICH TO BE
DELIVER DOCUMENT                                       DELIVERED
--------------------------------------------------------------------------------
Party A and Party B   Any document required or         Promptly upon the
                      reasonably requested to allow    reasonable demand by the
                      Party A or Party B to make       other party
                      payments under this Agreement
                      without any deduction or
                      withholding for or on account
                      of any tax or with such
                      deduction or withholding at a
                      reduced rate or to enable the
                      relevant party to claim back or
                      be refunded for any amount of
                      Tax so withheld or deducted
                      where such relevant party
                      received a payment under this
                      Agreement net of such Tax
---------------------------------------------------------------------------

(b)   Other documents to be delivered are:

-------------------------------------------------------------------------------------------
PARTY REQUIRED TO     FORM/DOCUMENT/ CERTIFICATE        DATE BY WHICH TO BE    COVERED BY
DELIVER DOCUMENTS                                       DELIVERED              SECTION 3(D)
-------------------------------------------------------------------------------------------
Party A and Party B   Evidence satisfactory to the      Upon execution of      Yes
                      other party as to the authority   this Agreement and
                      of its signatories to this        the relevant
                      Agreement and to each             Confirmation, as
                      Confirmation including specimen   applicable
                      signatures of such signatories
-------------------------------------------------------------------------------------------
Party A and Party B   Evidence satisfactory to the      Upon execution of      Yes
                      other party as to its capacity    this Agreement
                      and ability to enter into this
                      Agreement and any Transaction
                      hereunder
-------------------------------------------------------------------------------------------
Party B               A legal opinion in a form         Upon execution of      No
                      satisfactory to Party A           this Agreement
-------------------------------------------------------------------------------------------
Party B               A duly executed copy of the       Upon execution of      No
                      Trust Deed                        this Agreement
-------------------------------------------------------------------------------------------

4     MISCELLANEOUS

4.1   ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

      Addresses for notices or communications to Party A:

      For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

      ADDRESS:       5 The North Colonnade, Canary Wharf, London E14 4BB

      ATTENTION:     Derivatives Director, Legal Division (marked urgent)

      FACSIMILE NO:  (+44) 207 773 4932  TELEPHONE NO:    (+44) 207 773 2224

      Addresses for notices or communications to Party B:

      ADDRESS:       54 Lombard Street, London  EC3P 3AH

      ATTENTION:     The Directors

      FACSIMILE NO:  +44 870 242 2733


4.2   PROCESS AGENT. For the purpose of Section 14(c) of this Agreement:

      Party A appoints as its Process Agent:  None

      Party B appoints as its Process Agent:  None

4.3   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

4.4   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party, and will act through its London branch.

      Party B is not a Multibranch Party.

4.5 CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

4.6   CREDIT SUPPORT DOCUMENT. Not applicable.

4.7   CREDIT SUPPORT PROVIDER. Not applicable.

4.8 GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

4.9 NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will apply to Transactions entered into under this Agreement.

4.10 "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.


5     OTHER PROVISIONS

5.1 OBLIGATIONS. In Section 2(a)(iii) the words "or Potential Event of Default" shall be deleted.

5.2   RATING EVENT

      (i)(x) If, at any time, (i) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A1 (or its equivalent) by Moody's or (ii) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as Prime-1 (or its equivalent) by Moody's (and, at such time, the long-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as A1 (or its equivalent) by Moody's or the short-term, unsecured and unsubordinated debt obligations of such co-obligor are not rated as high as Prime-1 (or its equivalent) by Moody's (such ratings together the "MOODY'S REQUIRED RATINGS I")), then Party A will, at its own cost:

      (a) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or (y) a replacement third party agreed by Moody's; or

      (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moody's; or

      (c)     take such other action as Party A may agree with Moody's; or

      (d) at its own cost, lodge collateral in an amount determined in accordance with the Moody's Criteria in support of its obligations under this Agreement (or other lesser amount which might be agreed with Moody's).

      If any of (i)(x)(a), (i)(x)(b) or (i)(x)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(x)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

      (i)(y) If, at any time, (i) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A3 (or its equivalent) by Moody's or (ii) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as Prime-2 (or its equivalent) by Moody's (such ratings together the "MOODY'S REQUIRED RATINGS II") (and, at such time, the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as the Moody's Required Ratings I, then Party A will, on a best efforts basis and at its own cost attempt to:

              (a) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or (y) a replacement third party agreed by Moody's; or

              (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moody's; or

              (c)    take such other action as Party A may agree with Moody's.

              Pending compliance with (i)(y)(a), (i)(y)(b) or (i)(y)(c) above, Party A will, at its own cost:

              (d) lodge collateral in an amount determined in accordance with the Moody's Criteria in support of its obligations under this Agreement (or other lesser amount which might be agreed with Moody's).

              If any of (i)(y)(a), (i)(y)(b) or (i)(y)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(y)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

      (ii) If, at any time, (i) the short-term unsecured, unsubordinated and unguaranteed debt obligations of Party A are assigned a rating of less than A-1+ by S&P (the "S&P REQUIRED RATING") or (ii) any such rating is withdrawn by S&P, then the Party A will, at its own cost, use its best endeavours (at the option of Party A) to:

              (a) transfer and assign its rights and obligations under this Agreement and the Transaction dated the same date hereof between Party A and Party B to either (x) a third party having the S&P Required Rating or (y) a replacement third party agreed by S&P; or

              (b)    enter into an agreement with a third party, having either
                     (x) the S&P Required Rating or (y) a party agreed with S&P, which party will guarantee the obligations of Party A under this Agreement; or

              (c) at its own cost, lodge collateral in an amount (notwithstanding any provisions of any credit support annex in respect of this Agreement) determined in accordance with the then applicable S&P Criteria in support of its obligations under this Agreement (or other lesser amount which might be agreed with S&P); or

              (d) find any other solution acceptable to S&P to maintain the then current rating of the Notes.

      (iii)   If Party A does not take the measures described in either (i) or
      (ii) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event (a "RATING EVENT") with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions, provided that the foregoing shall not apply in respect of any failure by Party A to comply with its obligations under the Credit Support Annex. Further, it shall constitute an Additional Termination Event with respect to Party A if Party A fails to satisfy one of (a), (b) or (c) under paragraph 5.2(i)(y) above, (assuming for this purpose only that the words, "on a best efforts basis and", and, "attempt to", are deleted from that paragraph), and such Additional Termination Event shall be deemed to have occurred on the thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

5.3 DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT AND TERMINATION EVENTS. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply with respect to Party B.

5.4   AMENDMENT TO EVENTS OF DEFAULT AND TERMINATION EVENTS. At the end of
      Section 5(a)(i) the addition of the following:

      "(for the purposes of this Section failure to pay shall be deemed to include circumstances where payment is made by a party but is subsequently required to be repaid pursuant to any applicable laws or regulations)".

5.5 INDEMNIFIABLE TAX. For the purposes of Section 2(d)(i)(4) no tax shall be an Indemnifiable Tax.

5.6   GROSS-UP PROVISION

      Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other party for or on account of any Tax, and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

5.7 TRANSFERS. Section 7 of this Agreement is replaced in its entirety with the following:

      "(a)    GENERAL

              Save as provided in Part 5.2(i)(x)(a), (i)(y)(a) or (ii)(a) of the Schedule to this Agreement and this paragraph, neither party may transfer its interest hereunder or under any Transaction to another party.

      (b)     TRANSFERS BY PARTY A

              (i) Transfers by Party A if a Tax Event occurs and Party A is the Affected Party.

                     (a) Section 6(b)(ii) shall not apply and Party A and Party B will seek to find an alternative counterparty to replace Party A so that such Tax Event ceases; or

                     (b) Party A may, with the prior consent of Party B, S&P, Moody's and the Trustee, within 20 days after it gives notice under Section 6(b)(i) (or, if earlier, on the relevant Scheduled Payment Date next following the date upon which the Tax Event occurs) transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to any of its offices or branches or any other person so that such Tax Event ceases to exist;

                     (c) In the event that Party A is unable to Transfer the Affected Transactions in accordance with Section 7(b)(i), a Termination Event will occur with both parties being Affected Parties.

              (ii)   Transfers by Party A for any other reason

                     Party A may with the prior written consent of Party B, S&P, Moody's and the Trustee, make a transfer of this Agreement to any Affiliate of Party A

                     (but without prejudice to any other right or remedy under this Agreement);

              With respect to this Section 7(b), Party B, S&P, Moody's and the Trustee shall not be entitled to withhold their consent to a proposed transfer if:

              (1) any transferee of Party A enters into documentation identical or, subject to the Trustee's consent, substantially identical to this Agreement and the documents executed in connection with this Agreement; and

              (2) either (a) the short-term unsecured debt obligation of the transferee of Party A , as rated by S&P and Moody's is, at least "A-1" or "P-1" respectively..

     (a)      TRANSFERS BY PARTY B

              Neither this Agreement nor any interest in or under this Agreement or any Transaction may be transferred by Party B to any other entity save with Party A's prior written consent EXCEPT THAT such consent is not required in the case of a transfer, charge or assignment to the Trustee as contemplated in the Deed of Charge. For the avoidance of doubt, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement to the Trustee (or any successor thereto) pursuant to and in accordance with the Deed of Charge and acknowledges notice of such assignment. Party A and Party B acknowledge that the provisions of this Agreement and any Transaction hereunder will be subject to (a) the priority of payments set out in the Ninth Schedule to the Trust Deed and (b) the Deed of Charge each dated of even date of this Agreement without regard to any subsequent amendments thereto.

              Any transfer by Party B shall be subject to the consent of the Trustee, S&P and Moody's."

5.8 REDUCTION OF PAYMENT OBLIGATIONS. In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B would be required to pay Party A but for Part 5.9.2 below the payment obligation of Party A to Party B shall be rateably reduced to the extent of the reduction in the amount paid by Party B to Party A. For the avoidance of doubt the payment of a reduced amount by Party A under this Agreement shall not constitute a breach of the payment obligations specified in Section 2(a)(i).

5.9 NO LIABILITY AND NO PETITION. Party A shall not be entitled to have recourse for the payment or recovery of any monies owing to it by Party B under this Agreement to any asset of Party B except to the extent provided in the Deed of Charge. Accordingly:

      5.9.1   Party A agrees that it shall not:

              (i) take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all Party B's revenues and assets; or

              (ii) have any right to take any steps for the purpose of obtaining payment of any amounts payable to it under this Agreement by Party B and shall not take any steps to recover any debts whatsoever owing to it by Party B, except as permitted by the Deed of Charge; and

      5.9.2 Party B's obligation to make payment hereunder shall be limited to the extent it has funds available to make such payment as determined in accordance with the provisions of the Deed of Charge. To the extent that, as a result of having insufficient funds available, Party B makes only a partial payment of any amount due to Party A, then the related shortfall shall reduce Party A's payment obligations but otherwise shall not discharge Party A from its obligation hereunder. Provided that, for the avoidance of doubt, if Party B fails to pay any amount which would, but for the provisions of this Part 5.9.2, have been due, such an event will constitute an Event of Default pursuant to
              Section 5(a)(i) (Failure to Pay or Deliver).

5.10 SUCCESSORS. References in this Agreement to the parties hereto, Party A and Party B shall (for the avoidance of doubt) include, where appropriate, any permitted successor or assign thereof.

5.11 DEFINITIONS. This Agreement, the Confirmations and each Transaction hereunder are subject to the 2000 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) (the "DEFINITIONS") and will be governed in all respects by the provisions set forth in the Definitions, without regard to any amendments subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed to be part of this Agreement and each Confirmation as if set forth in full in this Agreement and in each such Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. Words and expressions used in this Schedule which are not defined herein or in the Definitions shall have the same meanings as are given to them in the Confirmation. Terms defined or referred to in (a) the Trust Deed dated of even date with this Agreement and executed by Party B and the Note Trustee and (b) the Master Definitions Schedule dated 24 October 2002 and executed by, inter alia, Party A and Party B shall, where the context permits, bear the same respective meanings herein. In the event of any conflict between the Master Definitions Schedule and the definitions in the Trust Deed, the definitions in the Trust Deed shall prevail.

5.12 BENEFIT OF AGREEMENT. Any legal entity into which Party A is merged or converted or any legal entity resulting from any merger or conversion to which Party A is a party shall, to the extent permitted by applicable law, be a party to this Agreement in place of Party A without any further act or formality.

5.13 RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      5.13.1 NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      5.13.2 ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      5.13.3 STATUS OF PARTIES. The other party is not acting as fiduciary for or an adviser to it in respect of that Transaction.

5.14  Section 2(b) is hereby amended to read in its entirety as follows:

      CHANGE OF ACCOUNT. Party A may change its account for receiving payment or delivery by giving notice to Party B at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applied unless Party A gives timely notice of a reasonable objection to such change.

5.15 SEPARATE AGREEMENTS Section 1(c) (Single Agreement) will be deleted and replaced with the following:

      "Each Transaction is entered into on the basis that this Master Agreement (including the Schedule) is incorporated by reference into the Confirmation relating to that Transaction so that this Master Agreement and the relevant Confirmation shall form a single agreement with respect to that Transaction. This Master Agreement shall not be construed to form a single agreement with two or more Confirmations together unless specific provision to that effect is made in the relevant Confirmation. Accordingly, all references to this "AGREEMENT" mean, with respect to any Transaction, this Master Agreement together with the Confirmation relating to that Transaction. It is understood that the parties would not enter into any Transaction except on the foregoing terms."

5.16 INCONSISTENCY In the event of an inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

              (i)    Confirmation;

              (ii)   Schedule;

              (iii)  Definitions.

5.17 RECORDING OF TELEPHONE CONVERSATIONS. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties. Party A agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

5.18 SEVERABILITY. Any provision of this Agreement which is prohibited (for reasons other than those constituting an illegality) or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction unless the severance shall substantially impair the benefits of the remaining portions of this Agreement or change the reciprocal obligations of the parties.

5.19 CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Party) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS whereof, the parties have executed this Schedule by their duly authorised officers as of the date hereof.


     BARCLAYS BANK PLC                         GRACECHURCH CARD FUNDING
                                               (NO. 6) PLC

By:                                       By:
     ---------------------------------         ---------------------------------

     Name:                                     Name:

     Title:                                    Title:

     Date:                                     Date: